                                                                EXHIBIT 10.10(b)

                  AMENDMENT NO. 1 ("Amendment"), dated as of December 22, 1999, to the Credit Agreement, dated as of September 7, 1999 (as the same may be amended, restated, supplemented and/or modified from time to time in accordance with its terms, the "Credit Agreement"), by and between VIASOURCE COMMUNICATIONS, INC. (the "Borrower") and GENERAL ELECTRIC CAPITAL CORPORATION (the "Lender"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

                  The Borrower has requested waivers of and amendments to certain financial covenants set forth in the Credit Agreement and the Lender is willing to grant such request.

                  Accordingly, the parties hereto agree as follows:

                  Section 1.        Waiver
                                    ------

                  The Lender hereby waives compliance by the Borrower with the financial covenants contained in Sections 6.4(iii)(i) and Section 6.7(b) of the Credit Agreement for the time period commencing on September 7, 1999 and ending on the date hereof.

                  Section 2.        Amendment
                                    ---------

                  1. The definition of EBITDA appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the subsection (1) of the second sentence thereof in its entirety and renumbering the remaining subsections accordingly.

                  2. Section 6.4(iii)(i) of the Credit Agreement is hereby amended by deleting the dollar amount "$3,250,000" appearing in the third line thereof and inserting the dollar amount "$4,800,000" in substitution thereof.

                  3. Section 6.7(b) of the Credit Agreement is hereby amended by deleting the figures "1.5:1.0" appearing in the third line thereof and inserting the figures "1.25:1.0" in substitution thereof.

                  Section 3.        Representations and Additional Provisions
                                    -----------------------------------------

                  1. The Borrower represents and warrants that (i) after giving effect to this Amendment, no Default or Event of Default is continuing, (ii) the Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment and (iii) the Credit Agreement, as amended by this Amendment, is duly enforceable against the Borrower.

                  2. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Credit Agreement and other Loan Documents are unchanged, and such agreements shall remain in full force and effect and are hereby confirmed and ratified.

                  3. The Borrower shall pay all out-of-pocket expenses incurred by the Lender in connection with the transactions contemplated hereby under this Amendment, including but not limited to fees and expenses of Kaye, Scholer, Fierman, Hays & Handler LLP, counsel to the Lender.

                  4. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the Loan Documents to the Credit Agreement shall mean and refer to, from and after the effectiveness of this Amendment, the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement and the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their respective terms.

                  5. This Amendment shall be effective upon receipt by the Lender of five fully executed copies hereof.

                  6. This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed signature page hereto.

                  7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        VIASOURCE COMMUNICATIONS, INC.

                                        By:      /s/ Craig Russey
                                                 -----------------------------
                                                 Name:
                                                 Title:

                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION

                                        By:      /s/ Tom Waters
                                                 -----------------------------
                                                 Name:
                                                 Title: